NUVEEN INVESTMENT TRUST

NUVEEN NWQ SMALL-CAP VALUE FUND

SUPPLEMENT DATED NOVEMBER 28, 2008

TO THE PROSPECTUS DATED OCTOBER 31, 2008

Effective November 28, 2008, the Nuveen NWQ Small-Cap Value Fund will re-open to all investors, and the first paragraph under “How You Can Buy and Sell Shares” on page 26 of the prospectus is deleted.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE

MGN-SMALL-1108D